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                                                                    Exhibit 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Amendment No. 2 to the Form S-3 registration statement of our report dated February 26, 1996, incorporated by reference in The May Department Stores Company's Form 10-K for the year ended February 3, 1996, and to all references to our firm included in this registration statement.

ARTHUR ANDERSEN LLP


St. Louis, Missouri
November 4, 1996